68th Annual Report 1997

                                Tri-Continental
                                  Corporation

                        an investment you can live with

Tri-Continental Corporation invests primarily to produce long-term growth of both capital and income, while providing reasonable current income.



TY is Tri-Continental Corporation's symbol for its Common Stock on the New York Stock Exchange.

Tri-Continental Corporation


To the Stockholders:                                            January 30, 1998

      Tri-Continental Corporation had another year of solid investment results in 1997. The Corporation's total return based on net asset value was 26.65%. This was in line with the 26.72% total return of the Corporation's competitive universe, as represented by the Lipper Closed-End Growth & Income Funds Average. The Corporation's total return based on market price was also favorable, at 27.96%, reflecting a slight narrowing of the discount to net asset value. For the year, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) had a total return of 33.36%, led by the gains of the largest "brand names" in the Index.

      The Corporation's investment results take into account the investment of the $0.60 dividend and the $3.447 capital gain distributions paid in 1997. The total distribution rate was 12.7%, marking the fourth consecutive year that the total distributions exceeded 10% of the Corporation's average quarterly net asset values. The Corporation has paid dividends to Common Stockholders for the past 53 years.

      Nineteen ninety-seven was the seventh year of economic expansion for the US, with real domestic growth of 3.8%. Consumer price inflation slowed to less than 2%, interest rates moved steadily lower, productivity rose, and unemployment levels reached 27-year lows. Meanwhile, the federal budget deficit virtually disappeared and corporate profits posted a third consecutive year of strong gains. Despite year-end problems in Asia, the domestic business environment remained positive.

      The domestic equity markets, as measured by the Dow Jones Industrial Average (DJIA), brought investors returns in excess of 20% for a third consecutive year -- a feat unmatched in the DJIA's 101-year history. However, the majority of the advances occurred in the first seven months of 1997, as Asian troubles increased uncertainty in the equity markets in the last quarter. Investors also had to contend with repeated cracks in share prices and unusual volatility throughout the year, as nearly a third of the trading days brought changes of one percent or more in the DJIA. Nonetheless, the S&P 500, the DJIA, the Nasdaq, and the Russell 2000 all ended the year with returns of 20% or more.

      Beginning in the second quarter, Tri-Continental Corporation's portfolio was shifted away from the largest, or "mega-cap," companies in the large-capitalization universe, where valuations were nearing 10-year highs. Our expectation was that the markets would broaden, becoming more conscious of

Tri-Continental Corporation


earnings growth potential and valuations. Indeed, the Corporation's investment results improved as the markets broadened in the third calendar quarter. In the fourth quarter, however, market participants focused their investments in the largest, most liquid stocks, reacting to the Asian financial crisis and fears of reduced future earnings.

      The outlook for 1998 is somewhat uncertain, due to expectations of more modest economic growth and the unforeseeable effect of the Asian crisis on corporate profitability and the US economy. There is also a risk of temporary price deflation linked to the Asian crisis, as those economies seek to export their way out of trouble.

      The record-setting three-year stretch has produced heightened expectations among investors, and the equity markets have become less forgiving of earnings disappointments. We believe that in such an environment, active management and cautious stock selection based on superior fundamentals will become even more important. The Corporation's long-term strategy of seeking current income and capital appreciation potential at a reasonable price should be rewarded in a market where investors place increased importance on earnings.

      Thank you for your continued support of Tri-Continental Corporation, "an investment you can live with." We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Managers, the Corporation's portfolio of investments, and financial statements, follow this letter. Additional information on the Corporation's investment results appears on page 4.


By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman


                                                               /s/ Brian T. Zino

                                                                   Brian T. Zino
                                                                       President

Tri-Continental Corporation


Interview With Your Portfolio Managers

                                [PHOTO OMITTED]

Seligman Growth and Income Team: (from left)Rodney Collins, Margaret Doyle, Jonathan Roth, Odette Galli (Co-Portfolio Manager), (seated) Melanie Ravenell (Administrative Assistant), Charles C. Smith, Jr. (Portfolio Manager), Amy Fujii


What were Tri-Continental Corporation's investment results in 1997?

      "For the 12 months ended December 31, 1997, Tri-Continental Corporation posted a solid total return of 26.65% based on net asset value. This return was in line with that of the Corporation's peers, as measured by the Lipper Closed-End Growth & Income Funds Average, which had a total return of 26.72% for the year. The Lipper Growth & Income Funds Average, which measures the results of mutual funds with similar investment objectives, posted a total return of 27.19% through December 31, 1997. Due to a slight narrowing of the discount from net asset value, the Corporation's total return based on market price was 27.96%. The Standard & Poor's 500 Composite Stock Price Index (S&P 500) had a total return of 33.36% for 1997."

Which economic and market factors affected the Corporation's investment results in 1997?

      "We would be hard pressed to imagine a better economic background. Healthy growth and low inflation continued throughout the year, despite fears that the lasting strength of the economy, combined with low unemployment levels, would prompt an increase in inflationary pressures. Generally, equities benefited from strong corporate earnings and investors' enthusiasm for common stocks.

      "In this positive environment, the Corporation had strong investment results, particularly in the third quarter when the markets broadened. However, the Asian financial crisis created unease in the global equity markets, which drove foreign and domestic investors to seek refuge in the largest, most liquid US stocks. Your Corporation remains modestly underweighted in these issues due to valuation concerns. This contributed to our underperformance in the fourth quarter of the year."

What is your investment strategy?

      "The Portfolio has been repositioned to increase earnings stability, include stocks with attractive yields, and further reduce overall volatility. These efforts will continue in 1998. The number of US common stocks held in the portfolio was reduced from 110 in June to approximately 90 at this time. The portfolio will be pared down further in 1998, to focus on companies with stable earnings and dividends in order to seek growth of capital while continuing to provide reasonable current income. Additionally, the portfolio's fixed-income weighting was modestly increased to approximately 5% of assets to enhance current income and reduce volatility. We have also increased our weighting in telecommunications stocks, as these issues have had consistent earnings growth and attractive dividend yields."

Tri-Continental Corporation


--------------------------------------------------------------------------------

Investment Results Per Common Share

TOTAL RETURNS
For Periods Ended December 31, 1997

                                                            Average Annual
                                                      --------------------------
                                           Three       One       Five       10
                                          Months*      Year     Years     Years
                                          --------    ------    -----     -----

Market Price**                              0.60%     27.96%    14.42%    15.29%

Net Asset Value**                          (0.77)     26.65     16.48     15.69

Lipper Closed-End
  Growth & Income
  Funds Average***                          0.66      26.72     16.72     15.53

S&P 500***                                  2.87      33.36     20.27     18.05

PRICE PER SHARE

                  December 31, 1997   September 30, 1997   June 30, 1997   March 31, 1997   December 31, 1996
                  -----------------   ------------------   -------------   --------------   -----------------
Market Price        $26.6875            $29.3125             $27.0625        $24.50           $24.125

Net Asset Value        32.06               35.70                33.30         29.63             29.28

DIVIDEND AND CAPITAL GAIN INFORMATION
For the Year Ended December 31, 1997

                                                Capital Gain
                            ---------------------------------------------------
      Dividends Paid+          Paid               Realized           Unrealized
      --------------         ---------            ---------          ----------
           $0.60              $3.447++              $4.32              $8.10+++

The net realized capital gain and dividend distributions paid in 1997 totaled $4.047. This is equal to 12.7% of the Corporation's average end-of-quarter net asset values for the prior four quarters (December 1996 to September 1997).

----------

*     Returns for periods of less than one year are not annualized.

** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

*** The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Closed-End Growth & Income Funds Average excludes the effect of sales charges and the S&P 500 excludes the effect of fees and sales charges. Investors cannot invest directly in an index or an average.

+     Preferred Stockholders were paid dividends totaling $2.50 per share.

++ Includes $0.807 of undistributed realized capital gains from 1996, which were paid to Common Stockholders on July 1, 1997.

+++ Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1997.

--------------------------------------------------------------------------------

Tri-Continental Corporation

Which industry groups in the portfolio improved the Corporation's investment results?

      "Finance and health care were the strongest industries in the portfolio this year. The low-interest-rate environment provided a positive backdrop for the performance of finance and insurance stocks, which were further aided by the consolidation in the industry. In the Corporation's drugs and health care holdings, pharmaceutical stocks had a very strong year as new products and increased sales drove earnings growth. Another factor supporting the appreciation of these stocks was the reduced earnings of HMOs. Investors therefore redirected their assets into pharmaceuticals, where more stable earnings were found. All in all, the valuations of pharmaceutical companies continued to rebound from their 1994 lows.

      "The capital goods sector also did well this year, supported by the strong economy, corporate capital spending, and many companies' efforts to reduce costs and improve profitability. Aerospace, building and construction, and electronics were the three areas in the portfolio that benefited from these trends. However, we have been taking profits in this area as valuations have risen. We plan to further reduce our weighting in these industries as the anticipated slowing of the economy in 1998 could reduce the earnings growth of some of these economically-sensitive stocks."

Which sectors impaired the Corporation's performance?

      "The three main areas where the portfolio underperformed were electric and gas utilities, transportation, and technology-related stocks. The portfolio was underweight in utilities due to their high valuations. However, as the Asian crisis unfolded, investors became concerned with the potential impact on 1998 corporate earnings and placed a greater portion of their assets in safe havens with steady earnings, such as utilities. Tri-Continental, which had a very modest weighting in the sector, did not fully participate in the fourth-quarter appreciation of utilities.

      "The portfolio was also underweight in transportation, where airlines had a very strong year due to increased consumer and corporate demand and improved profitability. However, industry fundamentals, which include a high cost of doing business and tremendous competitive pressures, deterred us from making a significant investment in airline stocks. The technology sector performed unevenly in 1997, and was subject to a significant degree of volatility. The Asian crisis, in particular, reduced valuations in the group due to the importance of Asian demand in the industry. There were nonetheless some very strong performers in the portfolio's technology-related holdings."

What is the outlook?

      "In 1998, we anticipate a more difficult market environment in which stock selection will be the key to positive investment results. Corporate profits are coming under pressure as the Asian financial crisis and slowing domestic economy reduce the earnings of US multinationals and their suppliers. There is a possibility that the market will broaden as investors look outside the largest stocks for more attractive valuations and solid earnings. In this environment, we believe our strategy of identifying fundamentally sound companies with stable earnings should be rewarded."

Tri-Continental Corporation


Highlights of the Year

Net asset value of each share of Common Stock was $32.06 at December 31, compared to $29.28 at the start of the year. If you took the July and December gain distributions in additional shares, the net asset value of each share you owned at the beginning of 1997 was equivalent to $36.29 at year end. Assuming the investment of dividends and gain distributions in shares, the total return was 26.65%.

Distribution of Realized Gain

      Your Directors declared a distribution of $0.807 per Common share from the balance of taxable net gains realized from November 1, 1996, through December 31, 1996, consisting of $0.715 from net long-term gains and $0.092 from net short-term gains, which was paid on July 1, 1997, to Stockholders of record June 18, 1997.

      A distribution of $2.64 per Common share from taxable net gains realized from January 1, 1997, through October 31, 1997, consisting of $2.53 from net long-term gains and $0.11 from net short-term gains was paid on December 19, 1997, to Stockholders of record December 12, 1997.

      The Corporation is required to distribute to Common Stockholders the total undistributed net capital gains realized through October 31, 1997, to avoid a 4% federal excise tax. The undistributed net capital gain realized from November 1, 1997, to December 31, 1997, of $1.85 per Common share remains a part of the underlying market value of Common Stock shares as of December 31, 1997. This amount will be distributed to Common Stockholders during 1998, at which time Common Stockholders will be subject to federal income taxes on the amount distributed.

      The number of shares of Common Stock issued to those who took the July and December payments in shares was determined by dividing the total dollar amount payable by $27.375 and $26.50, the mean of the high and low market prices on the New York Stock Exchange on June 16 and December 10, respectively. Distributions should be taken into account in measuring the results of an investment in Tri-Continental Common Stock, and should be taken in shares if you want your investment to benefit from the full effect of compounding.

Operating expenses for the year were $19,518,138. The ratio of expenses to the average value of net investment assets was 0.60%, down from 1996's expense ratio of 0.62%.

Common Stock dividends, paid quarterly, totaled $0.60 per share on an average of 97,673,000 shares, compared to $0.66 in 1996 when, on average, there were approximately 7,585,000 fewer shares outstanding. Common Stock dividends paid in 1997 with the December 1996 and July 1997 capital gain distributions taken in additional shares were equivalent to $0.66 per share.

Preferred Stock dividends, paid each quarter, completed 68 years of uninterrupted payments. Total net investment income available to cover the $2.50 Preferred Stock dividend was equivalent to $78.09 per Preferred share.

Tri-Continental Corporation

Assets at Year End:                                         1997               1996
                                                       --------------     --------------
Total assets ......................................    $3,464,836,574     $2,875,674,116
Amounts owed ......................................        35,383,654          3,010,792
                                                       --------------     --------------
Net Investment Assets .............................    $3,429,452,920     $2,872,663,324
Preferred Stock, at par value .....................        37,637,000         37,637,000
                                                       --------------     --------------
Net Assets for Common Stock .......................    $3,391,815,920     $2,835,026,324
                                                       ==============     ==============
Common shares outstanding .........................       105,796,914         96,836,874
Net Assets Behind Each Common Share ...............    $        32.06     $        29.28
With 1997 gain distributions taken in shares ......    $        36.29                 --

Taxable Gain:

Net capital gain realized .........................    $  456,753,728     $  272,983,871
Per Common share ..................................    $         4.32     $         2.82
Undistributed capital gains, end of year ..........    $  195,203,642     $   77,104,262
Per Common share, end of year .....................    $         1.85     $         0.80
Unrealized capital gains, end of year .............    $  857,350,871     $  655,972,946
Per Common share, end of year .....................    $         8.10     $         6.77

Distribution of Gain
Per Common share* .................................    $        3.447     $        2.722

Income:

Total income earned ...............................    $   78,302,475     $   78,706,060
Expenses ..........................................        19,518,138         16,885,209
Preferred Stock dividends .........................         1,881,850          1,881,850
                                                       --------------     --------------
Income for Common Stock ...........................    $   56,902,487     $   59,939,001
                                                       ==============     ==============
Expenses to average net investment assets .........              0.60%              0.62%
Expenses to average net assets for Common Stock ...              0.60%              0.63%

Dividends per Common Share ........................    $         0.60     $         0.66

With December 1996 and July 1997 gain distributions
   taken in shares ................................    $         0.66                 --

----------
* The Corporation's net capital gain realized for the year 1997 was $4.32 per share of Common Stock outstanding at December 31, 1997. However, the Corporation was required to distribute only the total undistributed net capital gain realized during the period from November 1, 1996, through October 31, 1997 ($3.447 per share), to avoid a 4% federal excise tax. The undistributed net realized capital gain as of year end ($1.85 per share) remains a part of the underlying market value of Common Stock shares as of December 31, 1997. This amount will be distributed to Common Stockholders during 1998, at which time Common Stockholders will be subject to federal income taxes on the amount received.

Tri-Continental Corporation


Stockholder Services

      Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

Purchases of Common Stock. Under the Automatic Dividend Investment and Cash Purchase Plan, and other Stockholder plans, purchases of Common Stock are made by the Corporation in the open market and from Stockholders participating in withdrawal plans to satisfy Plan requirements. Those shares are then sold to Stockholders using the Plan. During 1997, 1,805,903 shares were purchased by Stockholders through the Plan.

      The Corporation may make additional purchases of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made in 1997.

Traditional Individual Retirement Account (IRA). You may contribute up to $2,000 per year to a Traditional IRA provided you have earned income and are under age 70 1/2. A working or non-working spouse may also contribute up to $2,000 to a separate Traditional IRA.Contributions to a Traditional IRA may be deductible or non-deductible. If you are not covered by an employer's retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be deductible if your adjusted gross income (AGI) in 1998 is less than $30,000. For spouses who are both covered by a plan, contributions will be fully deductible if your AGI is less than $50,000. If one spouse does not work or is not covered by a retirement plan, that spouse's contribution will be fully deductible provided your household AGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $2,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your Adjusted Gross Income (AGI) must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. Total contributions to a Roth IRA and a Traditional IRA cannot exceed $2,000 in any year. Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59 1/2, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70 1/2 (if you have earned income), and you are not required to take minimum distributions at age 70 1/2. You may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA before converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Tri-Continental Corporation

Retirement Planning -- Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 25% of earned income (reduced by plan contributions), to a maximum of $30,000 per participant. For retirement plan purposes, no more than $160,000 may be taken into account as earned income under the plan in 1998 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer's retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director's fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the Continental US and (212) 682-7600 outside the Continental US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $10,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $20,000 a year.

The Automatic Cash Withdrawal Plan enables owners of Common shares with a market value of $5,000 or more to receive a fixed amount from their investment at regular intervals. Investors use the plan to supplement current or retirement income, for educational expenses, or for other purposes.

Federal Taxes

      Quarterly dividends paid on both the Preferred and Common Stocks for 1997, and the distributions from net short-term gain of $0.092 and $0.11 per Common share paid on July 1 and December 19, respectively, are subject to federal income tax as "ordinary income." Under the Internal Revenue Code, 74% of such 1997 ordinary dividend income paid to Common and Preferred Stockholders qualifies for the dividend received deduction available to corporate Stockholders. In order to claim the dividend received deduction for these distributions, corporate Stockholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

      The distributions of $0.715 and $2.53 from net long-term gain realized on investments from November 1, 1996, through December 31, 1996, and January 1, 1997, through October 31, 1997, respectively, were paid to Common Stockholders on July 1 and December 19, 1997, respectively. The federal Taxpayer Relief Act of 1997 modified the classification of long-term capital gains to include a "28% Rate Gain" category. Please note that 100% of the Corporation's July 1997 long-term capital gain distribution is categorized as "28% Rate Gain," while 41% of the December 1997 long-term capital gain distribution is categorized as "28% Rate Gain." The long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to Stockholders in 1997 as a long-term gain from the sale of capital assets, no matter how long Tri-Continental Common Stock may have been owned. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less from the date of purchase, any loss would be treated as long-term to the extent it offsets the long-term gain distribution.

      The tax cost basis of shares acquired by investing the July 1 and December 19 capital gain distributions in additional shares was $27.375 and $26.50 per share, respectively.

Tri-Continental Corporation

A Record of Building Wealth and Income

      Tri-Continental invests primarily to produce long-term growth of both capital and income, while providing reasonable current income. The following chart shows the growth of Tri-Continental Stockholders' capital over the past 20 years. The total price of 1,000 shares of Tri-Continental purchased on December 31, 1977, was $20,625. By taking capital gain distributions in shares, that initial investment would have grown nearly ninefold to a year-end 1997 market value of $180,639. For those individuals who did not need current income and who chose to take their dividends and capital gains in additional shares, the value of their investment in Tri-Continental Corporation would have grown to a market value of $390,400 on December 31, 1997.

   [The following table was depicted as a bar graph in the printed material.]

                  ---------------------------------------------

                                   Building Wealth

                  Original Investment                  $ 20,625
                  Invest Capital Gains Only*           $180,639
                  Invest Capital Gains and Dividends*  $390,400

                  ---------------------------------------------

Number of Shares at
  December 31, 1997*            1,000          6,769          14,629

* Assumes the Stockholder did not exercise or sell the transferable rights granted in the 1992 rights offering. Either the exercise or sale of the rights would improve the above results.

      During those 20 years, both strategies also produced significant long-term growth of income. In 1978, dividends of $1,129 were paid on the initial 1,000 share investment. A Stockholder who took capital gains in additional shares and dividends in cash would have seen his or her dividend income rise to $3,639 in 1997, or 35% more than the increase in the Consumer Price Index over the same 20-year period. Stockholders who took their dividends and capital gains in additional shares would have seen their dividend distributions grow to a total of $7,762 in 1997.

   [The following table was depicted as a line graph in the printed material.]

--------------------------------------------------------------------------------

                             Growing Dividend Income

    Annual dividend income
    with dividends and       Annual dividend income with  Annual dividend income
    capital gains invested   capital gains invested in    needed to keep up with
    in additional shares.*   additional shares.*          Consumer Price Index.

1978       1129.33                    1129.00                  1152.88
1979       1194.74                    1279.09                  1290.44
1980       1352.60                    1439.18                  1544.48
1981       1473.28                    1567.59                  1770.42
1982       1592.69                    1627.63                  2021.80
1983       1701.89                    1689.33                  2257.74
1984       2100.07                    1756.04                  2904.27
1985       2121.19                    1822.74                  3065.95
1986       2161.08                    1842.75                  3237.56
1987       2284.86                    1924.47                  3526.06
1988       2430.22                    2009.52                  3878.18
1989       2678.76                    2102.91                  4443.14
1990       3053.35                    2231.32                  5248.49
1991       2969.59                    2299.69                  5287.38
1992       3175.17                    2366.40                  5818.68
1993       3346.19                    2431.44                  6318.63
1994       3556.79                    2496.47                  6942.76
1995       3597.92                    2559.84                  7270.84
1996       3582.52                    2644.90                  7456.51
1997       3638.63                    2689.92                  7761.75

--------------------------------------------------------------------------------

* Assumes the Stockholder did not exercise or sell the transferable rights granted in the 1992 rights offering. Either the exercise or sale of the rights would improve the above results.

      The information provided is based on past performance, which is no guarantee of future results, and excludes any commissions or costs associated with the purchase of Tri-Continental shares. In addition, capital gain and dividend distributions taken in additional shares are subject to personal income tax in the year earned. The examples shown do not reflect the effect of such taxes.

Tri-Continental Corporation


Tri-Continental's Discount

      Tri-Continental Corporation is a closed-end investment company whose stock is listed on the New York Stock Exchange. Unlike open-end mutual funds, whose shares sell at net asset value plus any applicable sales charge, the price of Tri-Continental stock is set by market forces. Therefore, the price of a share of Tri-Continental stock can be above its net asset value, at a premium, or below its net asset value, at a discount.

      Discounts are common to equity closed-end investment companies like Tri-Continental Corporation, and fluctuate over time; however, sometimes various closed-end funds, including Tri-Continental, have sold at a premium. In recent years, discounts on closed-end funds have tended to be wider than they were in the early 1990s and have become a focus of media attention. In reaction to Tri-Continental's discount, a small number of Stockholders in 1995, 1996, and 1997 proposed that the Board of Directors consider various actions, including turning Tri-Continental into an open-end mutual fund. In each year, more than 80% of the voting Stockholders supported maintaining Tri-Continental's closed-end structure.

      Tri-Continental's discount has fluctuated over a wide range. The average year-end discount for the 20 years ended December 31, 1997, was 12.94%. During this period, the premium was as high as 2.45% on December 31, 1986, and the discount was as wide as 25.12% at the end of 1980. Tri-Continental's year-end 1997 discount of 16.76% is narrower than the 17.61% discount at year-end 1996, and is within the third quartile of the year-end premium/discount rates experienced in the past 20 years.

   [The following table was depicted as a line graph in the printed material.]

                             ----------------------

                             Premium/Discount Range
                                    1978-1997

                             1978            -22.00%
                             1979            -23.00%
                             1980            -25.00%
                             1981            -20.00%
                             1982             -8.00%
                             1983             -5.00%
                             1984             -2.00%
                             1985             -1.00%
                             1986              2.00%
                             1987            -14.00%
                             1988            -18.00%
                             1989            -16.00%
                             1990            -13.00%
                             1991             -3.00%
                             1992             -9.00%
                             1993            -14.00%
                             1994            -16.00%
                             1995            -18.00%
                             1996            -18.00%
                             1997            -16.00%

                             ----------------------

      While there can be no assurance that there will be any further reduction in the current discount, there is likewise, no reason to believe that, in the future, shares will not trade at a narrower discount or even a small premium, as they have in the past. Of course, a widening of the discount could result in capital losses. However, while discounts persist, investors are able to purchase additional shares in the market and put more than a dollar of net assets to work for them for every dollar invested. Purchasing Tri-Continental stock at a discount results in a higher effective dividend yield and realized capital gains return than would be realized had the shares been purchased at net asset value. A discount also creates the opportunity for capital gains should the discount narrow. In fact, 83% of the registered Stockholders* of the Corporation's common stock are currently taking advantage of this situation, either by participating in a plan that allows Stockholders to invest the Corporation's dividends, capital gains, or both in additional shares, or by purchasing additional shares through one of the plans offered by the Corporation.

      The phenomenon of the discount has been an area of in-depth research and study by the Manager, resulting in detailed reports to the Board of Directors each year. Studies conducted by

----------
* Registered Stockholders are those Stockholders whose accounts are maintained by Seligman Data Corp., on behalf of Tri-Continental. Approximately 54% of the total common shares outstanding are held by registered Stockholders, with the balance being held in "Streetname" through financial intermediaries such as brokers.

Tri-Continental Corporation


Tri-Continental's Manager have found that discounts among many closed-end funds with characteristics similar to Tri-Continental Corporation tend to widen and narrow together. There is no single variable or factor which seems capable of explaining the reason many closed-end investment companies typically sell at discounts, but can also sell at premiums. A recent statistical study conducted at Princeton University, however, points to three variables as being statistically significant regarding a widening of the discount: 1) an increase in unrealized gains as a percent of net assets, presumably because of the implicit increase in the embedded potential capital gains tax liability; 2) an increase in illiquid assets as a share of total assets; and 3) a decrease in the turnover ratio as a percent of assets.(1)

      The Manager and the Board of Directors are concerned about Tri-Continental's current discount. Possible ways to reduce the discount, including actions taken by some other closed-end funds, have been considered carefully by the Board as part of their regular investigation of the discount. For example, several large, diversified closed-end funds have introduced a managed distribution policy in which there is a "minimum payout" of 10% of net asset value per annum, paid quarterly. The introduction of such a minimum payout has been associated with a narrowing of the discount. Under such a policy, however, the Manager could be forced to sell securities in a declining market to raise cash to meet the minimum payout. This action would negate one of the advantages of the closed-end structure, namely, a fixed amount of capital. In the event insufficient net investment income and realized capital gains were available, a portion of Stockholders' capital would be needed to meet the annual minimum payout. The result would be an erosion of Tri-Continental's net asset value.

      Additionally, a minimum payout might have to be suspended during a long-term market decline, which likely would be the very moment Stockholders were relying the most on a minimum distribution. Moreover, a minimum payout could lead potential investors to think of Tri-Continental as an income fund, which it is not. A further issue for evaluation is the extent to which a minimum payout might compromise the investment process by influencing -- if only subtly -- the Portfolio Managers' investment decisions.

      During the past one-, three-, five-, 10-, and 20-year periods, Tri-Continental's aggregate dividend and capital gain distributions have averaged more than the 10% minimum payout targeted by most managed distribution plans. Looking forward, a minimum payout could risk the long-term growth of the Stockholders' capital. For these and other reasons, the Manager and Board have decided not to pursue a minimum payout at this time.

   [The following table was depicted as a bar graph in the printed material.]

                  ----------------------------------------
                     Average Annual Distributions as a
                       Percent of Net Asset Values+

                        1 Yr.              12.70%
                        3 Yrs.             11.60%
                        5 Yrs.             10.80%
                       10 Yrs.             10.30%
                       20 Yrs.             12.00%

                  + Annual distributions divided by the
                    average end-of-quarter net asset
                    values for the prior four quarters,
                    e.g., December 1996 to September 1997.
                  ----------------------------------------

      Tri-Continental's discount is the subject of ongoing discussion by the Manager and the Board of Directors. In evaluating possible steps that could be taken with regard to the discount, your Board will continue to consider actions that are consistent with maintaining Tri-Continental's closed-end structure, achieving the Corporation's investment objective of long-term growth of capital and income with reasonable current income, and acting in the long-term interests of Tri-Continental Stockholders.

----------
(1) Burton G. Malkiel, "The Structure of Closed-End Fund Discounts Revisited," Journal of Portfolio Management, Summer 1995.

Tri-Continental Corporation


Stockholder Survey Results

      As part of Tri-Continental Corporation's ongoing Investor Relations Program, the Manager continuously seeks ways to enhance the long-term value of being a Tri-Continental Stockholder. For the past two years, the Manager has commissioned a survey of registered Tri-Continental Stockholders. The surveys were administered to a sampling totaling approximately 500 registered Stockholders.*

      The 1997 survey was completed in December 1997, just as the US and, in particular, foreign stock markets were in the midst of a period of significant volatility and uncertainty. An overwhelming majority of survey respondents said they were very satisfied or somewhat satisfied with Tri-Continental Corporation. According to Response Analysis Corporation of Princeton, New Jersey, who conducted the survey, "This extremely high overall level of satisfaction was attributed to a number of factors, including the Corporation's investment results, as well as dividend income, the conservative manner in which the Corporation's assets are invested, and confidence in J. & W. Seligman & Co. Incorporated as the Corporation's investment manager."

A Close Look at
Tri-Continental Investors

   [The following table was depicted as a pie chart in the printed material.]

                  ----------------------------------------
                          Age             Income

                  Under 35      5%  Less than $30K  12.0 %
                  35-44        14%  $30K-$49K        0.2
                  45-54        16%  $50K-$99K        0.23
                  55-64        15%  $100K or\rmore   0.15
                  65-74        23%  Don't know       0.2
                  75 or older  25%  No Response      0.28
                  No Response   2%
                  ----------------------------------------

   [The following table was depicted as a bar graph in the printed material.]

                  ----------------------------------------
                           Types of Investments Owned

                  Treasury Bills                       21%
                  Municipal Bonds                      30%
                  CD's                                 50%
                  Open-End Mutual Funds                58%
                  Individual Stocks                    75%
                  Closed-End Funds                    100%
                  ----------------------------------------

      The survey indicated that Tri-Continental investors generally are highly educated, with more than a third having obtained at least some graduate level education. The typical Stockholder is married, and about 61 years of age. Half are 65 years or older, and about half are retired. Asset and income levels of the typical Tri-Continental Stockholder reflect this stage of life.

      Tri-Continental Stockholders have diverse investment portfolios. More than 60% of Stockholders surveyed say Tri-Continental is a significant part of their portfolios. In addition, three-quarters own individual stocks and 58% hold open-end mutual funds. The largest percentage of a typical Stockholder's assets are in individual stocks.

Saving for Retirement

      Tri-Continental Stockholders regard a number of objectives when considering investing in the Corporation. The two most important objectives, cited by 84% of survey respondents, are increasing

----------
* Registered Stockholders are those Stockholders whose accounts are maintained by Seligman Data Corp., on behalf of Tri-Continental. Approximately 54% of the total common shares outstanding are held by registered Stockholders, with the balance being held in "Streetname" through financial intermediaries such as brokers.

Tri-Continental Corporation


the value of their original investment over the long term and maintaining the value of their original investment. The survey also found that 62% of respondents seek an increase in the current annual dividend when considering investing in Tri-Continental.

      Saving for retirement is one of the most important goals of 45% of the Tri-Continental Stockholders surveyed. About one-fifth name preserving assets, having income for daily living, achieving growth, having money for emergencies, or funding a child's education as top priorities.

Satisfaction

   [The following table was depicted as a bar graph in the printed material.]

            -------------------------------------------------------

                        Overall Stockholder Satisfaction

                                Somewhat Satisfied   Very Satisfied

            Investment in TY            36%                 59%
            Stockholder Services        19%                 78%

            -------------------------------------------------------

      Stockholders were asked, "Overall, how satisfied are you as a Stockholder of Tri-Continental Corporation?" Fully 95% of Stockholders said they were either very satisfied or somewhat satisfied with Tri-Continental. When Stockholders were asked why they are satisfied with the Corporation, the most frequent answer was "performance" or "return." In addition, of the 44% of respondents who have called Stockholder Services, 97% said they were somewhat or very satisfied with the experience.

      The survey also found some concern with regard to the discount to net asset value at which Tri-Continental shares are currently priced in the open market. When asked what they dislike about owning shares of Tri-Continental, only 2% mentioned the discount. When prompted by the question, "How concerned are you about the discount on Tri-Continental shares?" nearly three quarters expressed no concern, but nearly one-quarter of respondents expressed some concern. Nonetheless, four out of five of the individuals who expressed concern take advantage of the discount by taking their capital gain distributions in additional shares, and two-thirds of them indicated they are somewhat or very likely to recommend Tri-Continental to a family member, friend, or associate.

      The survey also asked Stockholders about their attitudes toward Tri-Continental moving to a managed distribution system, in which the Corporation would make an annual "minimum payout" of 10% paid quarterly. When some of the advantages and disadvantages of such a policy were explained, less than one-third of Stockholders expressed support for Tri-Continental moving toward a minimum payout. Moreover, large majorities expressed some degree of concern over each of the potential disadvantages discussed. For example, 87% were concerned that an annual minimum payout could force the sale of securities in a down market to raise cash to meet the minimum; 85% were concerned that a minimum distribution would erode the value of Tri-Continental in a long-term market decline; and 71% were concerned that a minimum payout might be suspended during a long-term market decline.

      Overall, the survey suggests that Tri-Continental is meeting the needs of its investors. More than half of those surveyed said that they have purchased additional shares of Tri-Continental. And just under half say they plan to buy more stock in the future, while less than 10% say they plan to sell. Finally, seven of 10 Stockholders said they were likely to recommend Tri-Continental to someone they know.

Tri-Continental Corporation


Diversification of Net Investment Assets

      The diversification of portfolio holdings by industry on December 31, 1997, was as follows. Individual securities owned are listed on pages 17 to 23.

                                                                                 Percent of
                                                                               Net Investment
                                                                                   Assets
                                                                                December 31,
                                                                               --------------
                                 Issues        Cost              Value          1997      1996
                                 ------   --------------    --------------     -----     -----
Short-Term Holdings and
 Other Assets Less Liabilities       1    $   49,288,669    $   49,288,669       1.4%      9.4%
US Government Securities             4       141,719,531       142,282,945       4.2        --
Corporate Bonds                      2        20,006,300        20,795,930       0.6        --
Tri-Continental
 Financial Division                  3        17,034,739        17,244,952       0.5       0.5
                                   ---    --------------    --------------     -----     -----
                                    10    $  228,049,239    $  229,612,496       6.7%      9.9%
                                   ---    --------------    --------------     -----     -----
Common Stocks and
 Convertible Issues:
 Aerospace                           2    $   65,506,233    $   81,926,563       2.4%      2.8%
 Automotive and Related              5        98,297,897       113,426,000       3.3       4.0
 Basic Materials                     1        26,264,977        31,668,750       0.9       2.0
 Building and Construction           1        10,822,199        16,650,000       0.5       0.6
 Chemicals                           3        79,963,684        82,894,438       2.4       2.6
 Communications                     11       182,627,113       227,662,706       6.6       4.1
 Computer and Business Services      8       167,763,478       236,359,826       6.9       5.4
 Consumer Goods and Services        10       314,995,609       384,862,436      11.2       9.9
 Diversified                         2        30,891,494        45,617,938       1.3       3.9
 Drugs and Health Care               9       188,703,061       284,780,115       8.3       6.2
 Electric and Gas Utilities          8        90,974,449       123,438,763       3.6       4.1
 Electronics                         8       192,744,163       202,334,844       5.9       5.8
 Energy                              9       217,293,814       284,323,835       8.3       6.4
 Entertainment and Leisure           3        17,657,980        33,150,625       1.0       1.1
 Environmental Management           --                --                --        --       0.5
 Finance and Insurance              23       306,537,175       578,806,944      16.9      12.3
 Manufacturing and
  Industrial Equipment               6       158,224,703       225,653,449       6.6       7.2
 Paper and Forest Products           3        85,952,437        91,043,750       2.7       3.1
 Publishing                          1        10,328,565        24,725,000       0.7       1.3
 Real Estate Investment Trusts       1        12,440,000        14,200,000       0.4       1.1
 Retail Trade                        4        52,419,457        77,126,942       2.3       3.8
 Steel                               1        20,971,633        20,700,000       0.6       0.4
 Transportation                      1        12,672,689        18,487,500       0.5       1.5
                                   ---    --------------    --------------     -----     -----
                                   120    $2,344,052,810    $3,199,840,424      93.3%     90.1%
                                   ---    --------------    --------------     -----     -----
Net Investment Assets              130    $2,572,102,049    $3,429,452,920     100.0%    100.0%
                                   ===    ==============    ==============     =====     =====

Tri-Continental Corporation


Largest Portfolio Changes
October 1 to December 31, 1997

                                                 Shares or Prin. Amt.
                                           --------------------------------
                                                                  Holdings
Additions                                   Increase              12/31/97
---------                                  -----------          -----------

Common Stocks

Ameritech
   Corporation                                 440,000 shs.         440,000 shs.
Anheuser-Busch
   Companies, Inc.                             770,000              770,000
Applied Materials, Inc.                        965,000              965,000
ConAgra, Inc.                                1,190,000            1,190,000
Exxon Corporation                              520,000            1,120,000
General Electric
   Company                                     535,000            1,335,000
Philip Morris
   Companies, Inc.                             715,000            1,415,000
Unicom Corporation                           1,065,000            1,065,000

US Government Securities

US Treasury Notes,
   6 1/4%, 2/15/2007                       $50,000,000          $50,000,000
US Treasury Notes,
   5 3/4%, 11/30/2002                       35,000,000           35,000,000

                                                         Shares
                                           --------------------------------
                                                                  Holdings
Reductions                                  Decrease              12/31/97
----------                                 -----------          -----------

Common Stocks

AK Steel Holdings
   Corporation                                 635,000                   --
CBS Corporation*                             1,200,000                   --
Colgate-Palmolive
   Company                                     500,000                   --
Emerson Electric
   Company                                     500,000                   --
Guidant Corporation                            550,000                   --
Ingersoll-Rand
   Company                                     750,000                   --
Magna International
   Inc., Class "A"                             455,000                   --
Parker-Hannifin
   Corporation                                 937,500                   --
The Hartford Financial
   Services Group, Inc.                        300,000                   --
Warner-Lambert
   Company                                     250,000                   --

Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.

* Formerly Westinghouse Electric Corporation.

10 Largest Equity Holdings
December 31, 1997

                                      December 31, 1997       Increase in Value
                                    ---------------------    -------------------
                                     Cost          Value        For       Since
                                    (000s)        (000s)       1997     Purchase
                                    ----------  ---------    --------  ---------
 General Electric Company            $ 62,860    $ 97,956      48.4%      55.8%
 Exxon Corporation                     48,317      68,530      24.9       41.8
 Philip Morris Companies, Inc.         61,828      64,117       3.7        3.7
 Bank of New York Company, Inc.        16,668      57,813      71.3      246.9
 Bristol-Myers Squibb Company          33,261      55,356      74.0       66.4
 Ahmanson (H. F.) & Company            30,925      53,550      73.2       73.2
 RJR Nabisco Holdings Corporation      46,278      51,563      10.3       11.4
 Royal Dutch Petroleum
   Company (Netherlands)               51,071      51,478       0.8        0.8
 Coca-Cola Company                     44,947      51,301      14.1       14.1
 Microsoft Corporation                 33,896      50,783      56.3       49.8
                                     --------    --------
                                     $430,051    $602,447
                                     ========    ========

Tri-Continental Corporation


Portfolio of Investments                                      December 31, 1997

                                                        Shares        Value
                                                       --------    ------------

COMMON STOCKS - 93.2%

AEROSPACE - 2.4%
General Dynamics Corporation                            375,000    $ 32,414,063
  Diversified defense contractor
United Technologies Corporation                         680,000      49,512,500
  Manufacturer of elevators, jet engines,
  flight systems, and automotive parts
                                                                   ------------
                                                                   $ 81,926,563
                                                                   ------------
AUTOMOTIVE AND RELATED - 3.3%
Chrysler Corporation                                    880,000    $ 30,965,000
  Manufacturer of automobiles, trucks, and
  related parts
Dana Corporation                                        400,000      19,000,000
  Manufacturer and distributor of products and
  systems for automotive and related markets
Eaton Corporation                                       217,000      19,367,250
  Diversified manufacturer, including truck
  transmissions and axles
Harley-Davidson Inc.                                  1,200,000      32,850,000
  Manufacturer of motorcycles
Volkswagen AG (ADRs)* (Germany)                         100,000      11,243,750
  Manufacturer of automobiles
                                                                   ------------
                                                                   $113,426,000
                                                                   ------------
BASIC MATERIALS - 0.9%
Aluminum Company of America                             450,000    $ 31,668,750
  Aluminum producer                                                ------------

BUILDING AND CONSTRUCTION - 0.5%
Sherwin-Williams Corporation                            600,000    $ 16,650,000
  Manufacturer of paints and related products                      ------------

CHEMICALS - 2.4%
duPont (E.I.) de Nemours and Company                    550,000    $ 33,034,375
  Producer of chemicals
The B.F. Goodrich Company                               747,000      30,953,813
  Chemical manufacturer; supplier of systems
  and component parts for the aerospace industry
Morton International, Inc.                              550,000      18,906,250
  Manufacturer and marketer of adhesives,
  coatings, salt, and specialty products                           ------------
                                                                   $ 82,894,438
                                                                   ------------

----------
See footnotes on page 23.

Tri-Continental Corporation


Portfolio of Investments (continued)                          December 31, 1997

                                                        Shares        Value
                                                       --------    ------------

COMMUNICATIONS - 6.6%
Alcatel Alsthom (France)                                 65,000    $  8,264,772
  Developer of equipment and systems for
  public telecommunications
Ameritech Corporation                                   440,000      35,420,000
  Provider of telecommunications services
Bell Atlantic Corporation                               392,200      35,690,200
  Telephone services in the Atlantic region
GTE Corporation                                         600,000      31,350,000
  Provider of telephone services, systems,
  and equipment
Magyar Tavkozlesi Rt. (ADRs)* "Matav" (Hungary)         240,000       6,240,000
   Provider of telecommunications services
SBC Communications, Inc.                                425,000      31,131,250
  Provider of telephone services in the Southwest
Sprint Corporation                                      381,900      22,388,887
  Global communications company
Telecomunicacoes Brasileiros (ADRs)
  "Telebras" (Brazil)                                    53,800       6,264,337
  Provider of telecommunications services
Telecom Italia-SpA* (Italy)                           1,468,600       6,475,272
  Provider of the whole spectrum of mobile
  telecommunications services
Telecom Italia-SpA (Italy)                            1,600,000      10,220,175
  Provider of the whole spectrum of mobile
  telecommunications services
WorldCom Inc.*                                        1,130,000      34,217,813
  Diversified telecommunications company
                                                                   ------------
                                                                   $227,662,706
                                                                   ------------
COMPUTER AND BUSINESS SERVICES - 6.9%
Compaq Computer Corporation                             625,000    $ 35,273,437
  Global PC manufacturer
Computer Associates International,Inc                   412,500      21,810,937
  Developer of software utilities and databases
Hewlett-Packard Company                                 300,000      18,750,000
  Computers and peripherals
Intel Corporation                                       638,000      44,799,563
  Manufacturer of semiconductors and
  memory circuits
International Business Machines Corporation             326,000      34,087,375
  Manufacturer of micro and personal computers
Microsoft Corporation*                                  393,000      50,782,969
  Developer of computer software
WPP Group plc (UK)                                    2,700,000      12,018,595
  Provider of worldwide marketing services
Xerox Corporation                                       255,200      18,836,950
   Developer and marketer of document
   processing products and services
                                                                   ------------
                                                                   $236,359,826
                                                                   ------------
CONSUMER GOODS AND SERVICES - 11.2%
Allied Domecq plc (UK)                                  870,000    $  7,903,384
  International food, drink, and hospitality group
Anheuser-Busch Companies, Inc.                          770,000      33,880,000
  Brewery; theme park operator; manufacturer and
  recycler of aluminum beverage containers
B.A.T. Industries plc (UK)                            1,670,000      15,294,990
  Provider of financial services and
  producer of tobacco products

----------
See footnotes on page 23.

Tri-Continental Corporation


Portfolio of Investments (continued)                          December 31, 1997

                                                        Shares        Value
                                                       --------    ------------

CONSUMER GOODS AND SERVICES (continued)
Coca-Cola Company                                       770,000    $ 51,301,250
  Manufacturer of soft drinks and
  consumer products
ConAgra, Inc.                                         1,190,000      39,046,875
  Developer and manufacturer of prepared
  foods and agricultural products
PepsiCo, Inc.                                         1,100,000      40,081,250
  Manufacturer and marketer of soft drinks
  and consumer products
Philip Morris Companies, Inc.                         1,415,000      64,117,187
  Manufacturer of tobacco products, food,
  and beverages
Procter & Gamble Company                                600,000      47,887,500
  Manufacturer and distributor of household
  and personal care products
RJR Nabisco Holdings Corporation                      1,375,000      51,562,500
  Manufacturer of tobacco products and
  processed foods
Sara Lee Corporation                                    600,000      33,787,500
  Manufacturer of processed foods and                              ------------
  consumer products                                                $384,862,436
                                                                   ------------
DIVERSIFIED - 1.3%
AlliedSignal Inc.                                     1,090,000    $ 42,441,875
  Producer of aerospace and automotive materials
Pacific Dunlop Ltd. (Australia)                       1,500,000       3,176,063
  Diversified manufacturer                                         ------------
                                                                   $ 45,617,938
                                                                   ------------
DRUGS AND HEALTH CARE - 8.3%
Abbott Laboratories                                     300,000    $ 19,668,750
  Developer and manufacturer of diversified
  health care products
American Home Products Corporation                      300,000      22,950,000
  Developer and manufacturer of pharmaceuticals,
  food, and housewares
Bristol-Myers Squibb Company                            585,000      55,355,625
  Developer and manufacturer of health and
  personal care products
Elan Corporation plc (ADRs)* (Ireland)                  300,000      15,356,250
  Developer, manufacturer, and marketer of
  drug delivery systems
Johnson & Johnson                                       600,000      39,525,000
  Manufacturer of health care products
Merck & Co., Inc.                                       428,400      45,517,500
  Manufacturer of pharmaceuticals
Novartis AG (Switzerland)                                10,300      16,696,990
  Manufacturer of pharmaceuticals
Pfizer Inc.                                             460,000      34,298,750
  Manufacturer of health care consumer products
  and specialty chemicals
Schering-Plough Corporation                             570,000      35,411,250
  Manufacturer of pharmaceuticals and health care                  ------------
  and personal care products                                       $284,780,115
                                                                   ------------
ELECTRIC AND GAS UTILITIES - 3.6%
BG plc (ADRs) (UK)                                      202,940    $  4,667,620
  Gas supplier
Companhia Energetica de Minas Gerais (ADRs)
"CEMIG" (Brazil)                                         87,400       3,933,000
  Electric utility
Electricidade de Portugal, S.A. (ADRs)* (Portugal)      279,600      10,834,500
  Generator and distributor of electricity
Endesa S.A. (ADRs) (Spain)                              528,000       9,603,000
  Provider of electric energy

----------
See footnotes on page 23.

Tri-Continental Corporation


Portfolio of Investments (continued)                          December 31, 1997

                                                        Shares        Value
                                                       --------    ------------

ELECTRIC AND GAS UTILITIES (continued)
Huaneng Power International, Inc. (ADRs)* (China)       270,000    $  6,260,625
  Power company
Unicom Corporation                                    1,065,000      32,748,750
  Electric utility
VEBA AG (Germany)                                       230,000      15,666,268
  Provider of electric energy
The Williams Companies, Inc.                          1,400,000      39,725,000
                                                                   ------------
  Transporter and producer of natural gas                          $123,438,763
                                                                   ------------
ELECTRONICS - 5.9%
AMP Inc.                                                665,000    $ 27,930,000
  Manufacturer of electronic connectors
  and systems
Applied Materials, Inc.*                                965,000      29,040,469
  Developer, manufacturer, marketer, and
  servicer of semiconductor wafer
  fabrication equipment
Arrow Electronics, Inc.*                                800,000      25,950,000
  Distributor of electronic components
KLA-Tencor Corporation*                                 630,000      24,314,063
  Manufacturer of wafer inspection and
  metrology equipment
Motorola Inc.                                           325,000      18,545,312
  Producer of semiconductors and
  communications equipment
Philips Electronics N.V. (Netherlands)                  225,000      13,612,500
  Worldwide manufacturer of consumer electronics
  and components
Raytheon Company                                        685,000      34,592,500
  Producer of defense and commercial electronics
Thomas & Betts Corporation                               600,000      28,350,000
                                                                   ------------
  Manufacturer of electronic connectors and components             $202,334,844
                                                                   ------------
ENERGY - 8.3%
Amoco Corporation                                       400,000    $ 34,050,000
  Integrated petroleum and chemical company
Atlantic Richfield Company                              250,000      20,031,250
  Producer of oil; West Coast marketer
Baker Hughes Incorporated                               300,000      13,087,500
  Provider of products and services to explore for,
  extract, recover, and process oil and gas
Exxon Corporation                                     1,120,000      68,530,000
  Explorer and producer of natural gas, oil,
  and petroleum products
Mobil Corporation                                       400,000      28,875,000
  International oil enterprise
Royal Dutch Petroleum Company (Netherlands)             950,000      51,478,125
  International oil services
Schlumberger Ltd.                                       200,000      16,100,000
  Worldwide provider of energy services
Texaco Inc.                                             664,000      36,105,000
  Explorer, producer, transporter, refiner, and
  marketer of natural gas, oil, and
  petroleum products
Total S.A. Class "B" (France)                           147,583      16,066,960
                                                                   ------------
   International oil enterprise                                    $284,323,835
                                                                   ------------

----------
See footnotes on page 23.

Tri-Continental Corporation


Portfolio of Investments (continued)                          December 31, 1997

                                                        Shares        Value
                                                       --------    ------------

ENTERTAINMENT AND LEISURE - 1.0%
Disney (Walt) Company                                   250,000    $ 24,765,625
  Film entertainment; amusement parks;
  other forms of leisure-related activities
News Corp. Ltd. (ADRs) (Australia)                      260,000       5,801,250
  Provider of worldwide media and
  television services
News Corp. Ltd. (ADRs--Voting Preference
  Shares) (Australia)                                   130,000       2,583,750
  Provider of worldwide media and                                  ------------
  television services                                              $ 33,150,625
                                                                   ------------
FINANCE AND INSURANCE - 16.8%
ABN-AMRO Holdings N.V. (Netherlands)                    510,868    $  9,957,703
  Worldwide banking operator
ACE Limited                                             300,000      28,950,000
  Provider of liability insurance
Ahmanson (H.F.) &Company                                800,000      53,550,000
  Provider of savings and loan services
  throughout the US
American General Corporation                            400,000      21,625,000
  Diversified financial services provider
American International Group, Inc.                      450,000      48,937,500
  International insurance holding company
AXA-UAP (France)                                        235,209      18,206,072
  Provider of financial services and insurance
BankAmerica Corporation                                 330,000      24,090,000
  Commercial bank in California and
  the Western states
Bank of Ireland (Ireland)                               881,100      13,578,069
  Provider of financial services
Bank of New York Company, Inc.                        1,000,000      57,812,500
  Commercial bank
Bayerische Vereinsbank AG (Germany)                     375,000      24,187,495
  Provider of universal banking services
Citicorp                                                200,000      25,287,500
  Global commercial bank
Federal National Mortgage Association                   600,000      34,237,500
  Mortgage financer
First Union Corporation                                 700,000      35,875,000
  Operator of financial centers
General Re Corporation                                   75,000      15,900,000
  Property casualty re-insurer in the US
ING Groep N.V. (Netherlands)                            437,624      18,442,186
  Provider of banking and insurance services
Irish Life plc (Ireland)                                700,000       3,988,856
  Provider of insurance and related products
Mellon Bank Corporation                                 325,000      19,703,125
  Provider of financial services
St. Paul Companies, Inc.                                400,000      32,825,000
  Property and casualty insurer
Societe Generale (France)                                75,000      10,221,890
  Provider of full banking and financial services
TIG Holdings, Inc.                                      500,000      16,593,750
  Insurance provider
Travelers Incorporated                                  750,000      40,406,250
  Provider of broad-based financial services
Zurich Versicherungs-Gesellschaft (Switzerland)          42,700      20,327,770
                                                                   ------------
  Provider of insurance services                                   $574,703,166
                                                                   ------------

----------
See footnotes on page 23.

Tri-Continental Corporation


Portfolio of Investments (continued)                          December 31, 1997

                                                        Shares        Value
                                                       --------    ------------


MANUFACTURING AND
  INDUSTRIAL EQUIPMENT - 6.6%
Deere & Company, Inc.                                   463,900    $ 27,051,169
  Manufacturer, distributor, and financer
  of farm machinery
GATX Corporation                                        350,000      25,396,875
  Railcar leasing; equipment financing
General Electric Company                              1,335,000      97,955,625
  Supplier of electrical equipment and
  other industrial and consumer products
Harnischfeger Industries, Inc.                          477,000      16,844,062
  Manufacturer and distributor of machinery
  and mining equipment
Illinois Tool Works, Inc.                               700,000      42,087,500
  Manufacturer of fasteners, tools, and
  plastic items
Mannesmann AG (Germany)                                  32,500      16,318,218
                                                                   ------------
  Manufacturer of plant and machinery equipment                    $225,653,449
                                                                   ------------
PAPER AND FOREST PRODUCTS - 2.7%
Fort James Corporation                                  800,000    $ 30,600,000
  Producer of paper and related products
The Mead Corporation                                  1,200,000      33,600,000
  Manufacturer of paper, lumber, and
  wood products
Union Camp Corporation                                  500,000      26,843,750
  Producer of paper products, building                             ------------
  materials, and chemicals                                         $ 91,043,750
                                                                   ------------
PUBLISHING - 0.7%
Gannett Company, Inc.                                   400,000    $ 24,725,000
  Newspapers; radio and television broadcasting                    ------------

REAL ESTATE INVESTMENT TRUSTS - 0.4%
Security Capital USRealty Trust                       1,000,000    $ 14,200,000
  Diversified investor in real estate companies                    ------------

RETAIL TRADE - 2.3%
May Department Stores Company                           400,000    $ 21,075,000
  Department store operator
J.C. Penney Company, Inc.                               306,000      18,455,625
  Operator of retail department stores and
  drugstores; insurance
Tesco plc (UK)                                        1,478,000      11,961,942
  Food retailer
Wal-Mart Stores, Inc.                                   650,000      25,634,375
                                                                   ------------
  Discount retailer                                                $ 77,126,942
                                                                   ------------
STEEL - 0.6%
Allegheny Teledyne Inc.                                 800,000    $ 20,700,000
  Manufacturer of specialty metals and aviation                    ------------
  and electronics products

TRANSPORTATION - 0.5%
Norfolk Southern Corporation                            600,000    $ 18,487,500
  Railroad holding company                                         ------------

TOTAL COMMON STOCKS
  (Cost: $2,340,552,810)                                         $3,195,736,646
                                                                 --------------

----------
See footnotes on page 23.

Tri-Continental Corporation


Portfolio of Investments (continued)                          December 31, 1997

                                                     Prin. Amt.       Value
                                                    -----------    ------------

US GOVERNMENT SECURITIES - 4.2%
USTreasury Notes, 6 1/4%, 4/30/2001                 $15,000,000    $ 15,239,070
USTreasury Notes, 5 3/4%, 11/30/2002                 35,000,000      35,043,785
USTreasury Notes, 5 7/8%, 2/15/2004                  40,000,000      40,375,040
USTreasury Notes, 6 1/4%, 2/15/2007                  50,000,000      51,625,050
                                                                   ------------
TOTAL US GOVERNMENT SECURITIES
  (Cost: $141,719,531)                                             $142,282,945
                                                                   ------------

CORPORATE BONDS - 0.6%
AUTOMOTIVE AND RELATED - 0.3%
Ford Motor Credit Corp., 6 1/2%, 2/28/2002           10,000,000    $ 10,080,470
                                                                   ------------

COMMUNICATIONS - 0.3%
TCI Communications Inc., 8%, 8/1/2005                10,000,000    $ 10,715,460
                                                                   ------------
TOTAL CORPORATE BONDS
  (Cost: $20,006,300)                                              $ 20,795,930
                                                                   ------------


CONVERTIBLE BONDS - 0.1%
  (Cost: $3,500,000)

FINANCE AND INSURANCE - 0.1%
LibLife International (UK), 6 1/2%, 9/30/2004         3,500,000    $  4,103,778
                                                                   ------------


TRI-CONTINENTAL FINANCIAL DIVISION++ - 0.5%
  (Cost: $17,034,739)                                              $ 17,244,952
                                                                   ------------

SHORT-TERM HOLDINGS - 1.1%
  (Cost: $37,700,000)                                              $ 37,700,000
                                                                   ------------

TOTAL INVESTMENTS - 99.7%
  (Cost: $2,560,513,380)                                         $3,417,864,251


OTHER ASSETS LESS LIABILITIES - 0.3%                                 11,588,669
                                                                   ------------

NET INVESTMENT ASSETS - 100.0%                                   $3,429,452,920
                                                                 ==============

----------
 *  Non-income producing security.
 ++ Restricted securities.
Descriptions of companies have not been audited by Deloitte and Touche LLP. See Notes to Financial Statements.

Tri-Continental Corporation


Statement of Assets and Liabilities December 31, 1997

Assets:

Investments at value:
 Common stocks (cost -- $2,340,552,810) .......  $3,195,736,646
 US Government securities
  (cost -- $141,719,531) ......................     142,282,945
 Corporate bonds (cost -- $20,006,300) ........      20,795,930
 Tri-Continental Financial Division
   (cost -- $17,034,739) ......................      17,244,952
 Convertible issues (cost -- $3,500,000) ......       4,103,778
 Short-term holdings (cost -- $37,700,000) ....      37,700,000  $3,417,864,251
                                                 --------------

Cash ..........................................                      32,915,071
Receivable for dividends and interest .........                      10,817,073
Receivable for securities sold ................                       1,701,351
Investment in, and expenses prepaid to,
  stockholder service agent ...................                         441,778
Other .........................................                       1,097,050
                                                                 --------------
Total Assets ..................................                  $3,464,836,574
                                                                 --------------

Liabilities:
Payable for securities purchased ..............                    $ 31,701,053
Dividends payable .............................                         470,463
Accrued expenses, taxes, and other ............                       3,212,138
                                                                   ------------
Total Liabilities .............................                    $ 35,383,654
                                                                   ------------

Net Investment Assets .........................                  $3,429,452,920
Preferred Stock, at $50 par value .............                      37,637,000
                                                                 --------------
Net Assets for Common Stock ...................                  $3,391,815,920
                                                                 ==============

Net Assets per Share of Common Stock
  (market value--$26.6875) ....................                    $      32.06
                                                                   ============

Statement of Capital Stock and Surplus December 31, 1997

Capital Stock:
  $2.50 Cumulative Preferred Stock,
  $50 par value, asset coverage per
  share -- $4,555.96 Shares authorized
  -- 1,000,000; issued and
  outstanding -- 752,740 ......................                    $ 37,637,000
  Common Stock, $.50 par value:
  Shares authorized -- 129,000,000; issued
  and outstanding -- 105,796,914 ..............                      52,898,457

Surplus:
 Capital surplus ..............................                   2,286,719,552
 Accumulated net investment loss ..............                        (339,509)
 Undistributed net realized gain ..............                     195,203,642
 Net unrealized appreciation of investments ...                     865,108,232
 Net unrealized depreciation on
  translation of assets and liabilities
  denominated in foreign currencies* ..........                      (7,774,454)
                                                                   ------------

                                                                 $3,429,452,920
                                                                 ==============

----------
* Includes net unrealized depreciation on translation of investments denominated in foreign currencies of $7,757,361.
See Notes to Financial Statements.

Tri-Continental Corporation


Statement of Operations For the Year Ended December 31, 1997

Investment Income:
 Dividends ....................................     $65,021,562
 Interest .....................................      13,208,997
                                                    -----------

Total Investment Income (net of foreign taxes
  withheld of $712,163) .......................                    $ 78,230,559

Expenses:
 Management fee ...............................     $13,151,570
 Stockholder account and registrar services ...       3,405,670
 Stockholder reports and communications .......         989,182
 Custody and related services .................         925,000
 Stockholders' meeting ........................         322,491
 Auditing and legal fees ......................         293,125
 Directors' fees and expenses .................         228,216
 Registration .................................          84,814
 Miscellaneous ................................         118,070
                                                    -----------

Total Expenses ................................                      19,518,138
                                                                   ------------
Net Investment Income .........................                    $ 58,712,421*
Net Realized and Unrealized Gain (Loss)
 On Investments and Foreign
 Currency Transactions:
 Net realized gain on investments .............    $463,458,808
 Net realized loss from foreign
  currency transactions .......................      (6,633,164)
 Net change in unrealized appreciation
  of investments ..............................     210,948,617
 Net change in unrealized appreciation
  on translation of assets and liabilities
  denominated in foreign currencies ...........      (9,609,797)
                                                   ------------

Net Gain on Investments and Foreign
 Currency Transactions ........................                     658,164,464
                                                                   ------------

Increase in Net Investment Assets
 From Operations ..............................                    $716,876,885
                                                                   ============

----------
* Net investment income available for Common Stock is $56,902,487, which is net of Preferred Stock dividends of $1,881,850, and includes a portion of the net realized gain from foreign currency transactions of $71,916, which is taxable as ordinary income.
See Notes to Financial Statements.

Tri-Continental Corporation


Statements of Changes in Net Investment Assets

                                                        Year Ended December 31,
                                                  -----------------------------------
                                                       1997                1996
                                                  ---------------     ---------------
Operations:
Net investment income ........................    $    58,712,421     $    61,661,375
Net realized gain on investments .............        463,458,808         273,265,510
Net realized loss from foreign currency
  transactions ...............................         (6,633,164)           (122,163)
Net change in unrealized appreciation
  of investments .............................        210,948,617         163,203,213
Net change in unrealized appreciation on
  translation of assets and liabilities
  denominated in foreign currencies ..........         (9,609,797)         (1,863,034)
                                                  ---------------     ---------------
Increase in Net Investment
  Assets from Operations .....................    $   716,876,885     $   496,144,901
                                                  ---------------     ---------------

Distributions to Stockholders:
Net investment income:
  Preferred Stock (per share: $2.50 and $2.50)    $    (1,881,850)    $    (1,881,850)
  Common Stock (per share: $.60 and $.66) ....        (58,603,778)        (59,457,756)
                                                  ---------------     ---------------
                                                  $   (60,485,628)    $   (61,339,606)

Net realized gain on investments:
  Common Stock (per share: $3.447 and $2.722)        (338,654,348)       (246,856,282)
                                                  ---------------     ---------------
Decrease in Net Investment Assets
  from Distributions .........................    $  (399,139,976)    $  (308,195,888)
                                                  ---------------     ---------------

Capital Share Transactions:
Value of shares of Common Stock issued
  at market price in gain distributions
  (9,018,136 and 7,302,117 shares) ...........    $   240,732,759     $   177,343,090
Value of shares of Common Stock issued
  for investment plans (1,805,903 and
  2,026,442 shares) ..........................         48,297,075          49,236,168
Cost of shares purchased for investment plans
  (1,864,646 and 2,017,316 shares) ...........        (49,978,136)        (48,673,006)
Net proceeds from issuance of shares of
  Common Stock upon exercise of
  Warrants (647 and 13,447 shares) ...........                989              22,301
                                                  ---------------     ---------------
Increase in Net Investment Assets
  from Capital Share Transactions ............    $   239,052,687     $   177,928,553
                                                  ---------------     ---------------
Increase in Net Investment Assets ............    $   556,789,596     $   365,877,566

Net Investment Assets:
Beginning of year ............................      2,872,663,324       2,506,785,758
                                                  ---------------     ---------------
End of Year (including accumulated net
  investment loss and undistributed net
  investment income of $(339,509) and
  $1,361,782, respectively) ..................    $ 3,429,452,920     $ 2,872,663,324
                                                  ===============     ===============

----------
See Notes to Financial Statements.

Tri-Continental Corporation


Notes to Financial Statements

1. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Corporation:

      a. Security Valuation -- Investments in stocks, bonds, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

      b. Foreign Currency Transactions -- The books and records of the Corporation are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

                  The Corporation separates that portion of the results of
            operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Corporation separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

      c. Forward Currency Contracts -- The Corporation may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

      d. Federal Taxes -- There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

      e. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Corporation is informed of the dividend. Interest income is recorded on the accrual basis.

      f. Distributions to Stockholders -- The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation.

Tri-Continental Corporation

2. Automatic Dividend Investment and Cash Purchase Plans -- Under the Corporation's Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation's option at any time on 30 days' notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

      The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 1997, 1,864,646 shares were purchased from Plan participants at a cost of $49,978,136, which represented a weighted average discount of 18.14% from the net asset value of those acquired shares. A total of 1,805,903 shares were issued to Plan participants during the year for proceeds of $48,297,075, a discount of 17.50% from the net asset value of those shares.

      At December 31, 1997, 231,842 shares of Common Stock were reserved for issuance upon exercise of 14,436 Warrants, each of which entitled the holder to purchase 16.06 shares of Common Stock at $1.40 per share. Assuming the exercise of all Warrants outstanding at December 31, 1997, net investment assets would have increased by $324,579 and the net asset value of the Common Stock would have been $31.99 per share. The number of Warrants exercised during the years 1997 and 1996 was 44 and 929, respectively.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding USGovernment obligations and short-term investments, amounted to $2,475,589,211 and $2,491,636,694, respectively; purchases and sales of USGovernment obligations amounted to $245,907,031 and $105,938,281, respectively. At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, amounted to $879,986,666 and $22,635,795, respectively.

4. Short-Term Investments -- At December 31, 1997, the Corporation owned short-term investments which matured in less than seven days.

5. Management Fee, Administrative Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Corporation and provides or arranges for the necessary personnel and facilities. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, supervises and directs all or a portion of the Corporation's foreign investments.For this service, the Subadviser receives a fee from the Manager, payable monthly. Compensation of all officers of the Corporation, all directors of the Corporation who are employees or consultants of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager or by Henderson plc. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation's daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 1997, was equivalent to an annual rate of 0.40% of the average daily net assets of the Corporation.

      Seligman Data Corp., owned by the Corporation and certain associated investment companies, charged the Corporation at cost $3,373,098 for stockholder account services. The Corporation's investment in Seligman Data Corp. is recorded at a cost of $43,681.

      Certain officers and directors of the Corporation are officers or directors of the Manager, the Subadviser, and/or Seligman Data Corp.

Tri-Continental Corporation

      The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1997, of $487,734 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

6. Restricted Securities -- At December 31, 1997, the Tri-Continental Financial Division of the Corporation was comprised of three investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at December 31, 1997, are as follows:

               Investments           Acquisition Date(s)       Cost         Value
                                    ---------------------  ------------  -----------
Water Street Corporate Recovery
  Fund I, L.P.                       10/9/90 to 8/22/97    $   234,509   $   234,509
WCAS Capital Partners II, L.P.       12/11/90 to 9/5/97      7,367,379     6,728,259
Whitney Subordinated Debt Fund, L.P. 7/12/89 to 12/10/97     9,432,851    10,282,184
                                                           -----------   -----------
Total                                                      $17,034,739   $17,244,952
                                                           ===========   ===========


7. Quarterly Results of Operations -- Following is a summary of unaudited quarterly results of operations, in thousands of dollars except for per share amounts:

                                    For Quarters Ended in the Year 1997
                                 ------------------------------------------
                                  March 31   June 30    Sept. 30   Dec. 31
                                  --------   --------   --------   -------
Total investment income ........  $ 18,802   $ 18,929   $ 18,394   $ 22,106
Net investment income for
  Common Stock .................  $ 13,753   $ 13,716   $ 12,936   $ 16,426
  Per Common share .............  $   0.14   $   0.14     $ 0.13   $   0.17
Net realized and unrealized
  investment gain (loss) .......  $ 35,560   $433,804   $251,385   $(62,585)
  Per Common share .............  $   0.37   $   4.49   $   2.54   $  (0.63)

                                    For Quarters Ended in the Year 1996
                                 ------------------------------------------
                                  March 31    June 30   Sept. 30   Dec. 31
                                  ---------   --------  ---------  --------
Total investment income ........  $ 17,998   $ 22,596   $ 20,659   $ 17,294
Net investment income for
 Common Stock ..................  $ 13,578   $ 17,969   $ 15,951   $ 12,282
 Per Common share ..............  $   0.15   $   0.20   $   0.18   $   0.13
Net realized and unrealized
 investment gain ...............  $151,454   $ 74,655   $ 53,426   $154,949
 Per Common share ..............  $   1.68   $   0.83   $ $ 0.59   $   1.72

Tri-Continental Corporation


Financial Highlights

      The Corporation's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts.

      "Total investment return" measures the Corporation's performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation's Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation.

      "Average commission rate paid" represents the average commission paid by the Corporation to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.

      The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for the years presented do not reflect the effect of dividends paid to Preferred Stockholders.

                                                              Year Ended December 31,
                                           ------------------------------------------------------------
                                             1997         1996         1995         1994         1993
                                           --------     --------     --------     --------     --------
Per Share Operating Performance:

Net Asset Value,
 Beginning of Year ....................    $  29.28     $  27.58     $  23.70     $  27.49     $  28.03
                                           --------     --------     --------     --------     --------
Net investment income .................         .60          .68          .74          .83          .83
Net realized and unrealized
 investment gain (loss) ...............        6.94         4.84         6.14        (1.69)        1.46
Net realized and unrealized gain (loss)
 from foreign currency transactions ...        (.17)        (.02)         .03          .02           --
                                           --------     --------     --------     --------     --------
Increase (Decrease) from
 Investment Operations ................        7.37         5.50         6.91         (.84)        2.29
Dividends paid on Preferred Stock .....        (.02)        (.02)        (.02)        (.03)        (.03)
Dividends paid on Common Stock ........        (.60)        (.66)        (.73)        (.79)        (.80)
Distribution from net gain realized ...       (3.45)       (2.72)       (2.01)       (1.90)       (1.80)
Issuance of Common Stock
 in gain distributions ................        (.52)        (.40)        (.27)        (.23)        (.19)
Issuance of Common Stock
 upon Warrant exercise ................          --           --           --           --         (.01)
                                           --------     --------     --------     --------     --------
Net Increase (Decrease)
 in Net Asset Value ...................        2.78         1.70         3.88        (3.79)        (.54)
                                           --------     --------     --------     --------     --------
Net Asset Value,
 End of Year ..........................    $  32.06     $  29.28     $  27.58     $  23.70     $  27.49
                                           ========     ========     ========     ========     ========
Adjusted Net Asset Value,
  End of Year* ........................    $  31.99     $  29.22     $  27.52     $  23.65     $  27.42
Market Value, End of Year .............    $26.6875     $ 24.125     $ 22.625     $ 19.875     $  23.75

----------
See footnotes on page 31.

Tri-Continental Corporation

                                                                     Year Ended December 31,
                                             -----------------------------------------------------------------------
                                               1997           1996           1995           1994            1993
                                             ----------     ----------     ----------     ----------      ----------
Total Investment Return:

Based upon market value .................         27.96%         21.98%         27.95%         (5.07)%          3.47%
Based upon net asset value ..............         26.65%         21.45%         30.80%         (2.20)%          8.95%

Ratios/Supplemental Data:
Expenses to average net investment assets           .60%           .62%           .63%           .64%            .66%
Expenses to average net assets for
  Common Stock ..........................           .60%           .63%           .64%           .65%            .67%
Net investment income to
  average net investment assets .........          1.80%          2.27%          2.71%          3.08%           2.88%
Net investment income to average
  net assets for Common Stock ...........          1.82%          2.31%          2.75%          3.14%           2.94%
Portfolio turnover rate .................         83.98%         53.96%         62.28%         70.38%          69.24%
Average commission rate paid ............        $.0385         $.0478
Net Investment Assets,
  End of Year (000s omitted):
  For Common Stock ......................    $3,391,816     $2,835,026     $2,469,149     $1,994,098      $2,166,212
  For Preferred Stock ...................        37,637         37,637         37,637         37,637          37,637
                                             ----------     ----------     ----------     ----------      ----------
Total Net Investment Assets .............    $3,429,453     $2,872,663     $2,506,786     $2,031,735      $2,203,849
                                             ==========     ==========     ==========     ==========      ==========

----------
* Assumes the exercise of outstanding warrants.
See Notes to Financial Statements.

Tri-Continental Corporation


Report of Independent Auditors


The Board of Directors and Security Holders,
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, and the statement of capital stock and surplus of Tri-Continental Corporation as of December 31, 1997, the related statements of operations for the year then ended and of changes in net investment assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Corporation's custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Tri-Continental Corporation as of December 31, 1997, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
January 30, 1998

Tri-Continental Corporation

Board of Directors

John R. Galvin (2,4)
Dean, Fletcher School of Law and
 Diplomacy at Tufts University
Director, Raytheon Company
Director, USLIFE Corporation

Alice S. Ilchman (3,4)
President, Sarah Lawrence College
Trustee, Committee for Economic
 Development
Chairman, The Rockefeller Foundation

Frank A. McPherson (2,4)
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow (4)
Retired Chairman and Senior Partner,
 Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.

Betsy S. Michel (2,4)
Trustee, Geraldine R. Dodge Foundation
Chairman of the Board of Trustees,
 St. George's School

William C. Morris (1)
Chairman
Chairman of the Board,
 J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney (3,4)
Retired Partner, Pitney, Hardin, Kipp & Szuch,
 Law Firm

James Q. Riordan (3,4)
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic
 Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

Richard R.Schmaltz (1)
Managing Director, J. & W. Seligman & Co.
 Incorporated
Trustee Emeritus,Colby College

Robert L. Shafer (3,4)
Retired Vice President, Pfizer Inc.
Director, USLIFE Corporation

James N. Whitson (2,4)
Executive Vice President and Director,
 Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino (1)
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.

Director Emeritus
Fred E. Brown
Director and Consultant,
 J. & W. Seligman & Co. Incorporated

----------
   Member:
     (1) Executive Committee
     (2) Audit Committee
     (3) Director Nominating Committee
     (4) Board Operations Committee

Tri-Continental Corporation

Executive Officers

William C. Morris
Chairman

Brian T. Zino
President

Charles W. Kadlec
Vice President

Charles C. Smith, Jr.
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary
--------------------------------------------------------------------------------

For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

Subadviser
Seligman Henderson Co.
100 Park Avenue
New York, NY 10017

Stockholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers

(800) TRI-1092  Stockholder Services

(800) 445-1777  Retirement Plan Services

(212) 682-7600  Outside the Continental
                United States

(800) 622-4597  24-Hour Automated
                Telephone Access Service

                          Tri-Continental Corporation
                                   Managed by
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

        This report is intended only for the information of stockholders or those who have received the current porspectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.

                                                                    CETR12 12/97